Exhibit No. 99




This material has been prepared by UBS AG or an affiliate thereof ("UBS"). This material is a sales and trading communication and should not be viewed as research. Opinions expressed herein are subject to change without notice and may differ or be contrary to the opinions or recommendations of UBS Investment research or the opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. Full details of UBS Investment Research, if any, are available on request. Any prices or quotations contained herein are indicative only and do not constitute an offer to buy or sell any securities at any given price. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness, reliability or appropriateness of the information, methodology and any derived price contained within this material. The securities and related financial instruments described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. Options, derivative products and futures are not suitable for all investors, and trading in these instruments is considered risky. Past performance is not necessarily indicative of future results. Foreign currency rates of exchange may adversely affect the value, price or income of any security or related instrument mentioned in this report. UBS, its directors, officers and employees or clients may have or have had interests or long or short positions in the securities or related financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this material. Neither UBS its directors, employees or agents accept any liability for any loss or damage arising out of the use of all or any part of these materials. This material is distributed in the following jurisdictions by: United Kingdom: UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: UBS AG to institutional investors only. Italy: Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. US: UBS Securities LLC or UBS Financial Services Inc., subsidiaries of UBS AG, or solely to US institutional investors by UBS AG or a subsidiary or affiliate thereof that is not registered as a US broker-dealer (a "non-US affiliate"). Transactions resulting from materials distributed by a non-US affiliate must be effected through UBS Securities LLC or UBS Financial Services Inc.
Canada: UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. Japan: UBS Securities Japan Ltd or UBS AG, Tokyo Branch, to institutional investors only. Hong Kong: UBS Securities Asia Limited or UBS AG, Hong Kong Branch. Singapore: UBS Securities Singapore Pte. Ltd or UBS AG, Singapore Branch. Australia: UBS Advisory and Capital Markets Australia Ltd and UBS Securities Australia Ltd. For additional information or trade execution please contact your local sales or trading contact.

Copyright 2003 UBS. All rights reserved. This material is strictly for specified recipients only and may not be reproduced, distributed or forwarded in any manner without the permission of UBS.

                           [UBS INVESTMENT BANK LOGO]
                                   WFB-03-16
                                   G3 CA Pool
================================================================================


--------------------------------------------------------------------------------
Summary
--------------------------------------------------------------------------------
Data as of Date: 2003-12-01
Agg UPB: $40,650,633.08
Low UPB: $92,673.34
High UPB: $1,000,000.00
AVG UPB: $446,710.25
Low WAC: 4.2500%
High WAC: 6.2500%
Avg WAC: 5.1477%
Low RTERM: 175
High RTERM: 180
Avg RTERM: 178
Low LTV: 13.71%
High LTV: 80.00%
Avg LTV: 52.56%
Count (LTV gt 80) No MI: 0.00%
wa (LTV gt 80) No MI: 0.00%
Avg LTV (Bal gt 600k): 45.48%
High LTV (Bal gt 600k): 74.06%
State: CA(100.0%)
Top ZIP: 5.52%
Earliest Origination Month: 200307
Latest Origination Month: 200310
Latest Maturity Month: 201811
Buydown Count: 0
Buydown %: 0.00%
Subsidy Count: 0
Subsidy %: 0.00%
Relocation Count: 0
Relocation %: 0.00%
Pledge Count: 0
Pledge %: 0.00%
wa FICO: 732
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                             %
                                                                      of Total
                                                         Aggregate   Aggregate
                                                            Unpaid      Unpaid
                                                         Principal   Principal
Interest Rate                              Number          Balance     Balance
--------------------------------------------------------------------------------
4.001 - 4.250                                   1       142,900.00        0.35
4.251 - 4.500                                   6     2,046,810.99        5.04
4.501 - 4.750                                  37    18,737,278.41       46.09
5.251 - 5.500                                  20     9,690,340.55       23.84
5.501 - 5.750                                  21     7,663,328.66       18.85
5.751 - 6.000                                   4     1,709,784.62        4.21
6.001 - 6.250                                   2       660,189.85        1.62
--------------------------------------------------------------------------------
Total:                                         91    40,650,633.08      100.00
--------------------------------------------------------------------------------
w. average: 5.148
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                             %
                                                                      of Total
                                                         Aggregate   Aggregate
                                                            Unpaid      Unpaid
                                                         Principal   Principal
Documentation Level                        Number          Balance     Balance
--------------------------------------------------------------------------------
Asset Verification                             25     9,568,774.76       23.54
Full Documentation                             55    24,633,785.98       60.60
Income Verification                             5     2,881,927.49        7.09
Preferred Processing                            6     3,566,144.85        8.77
--------------------------------------------------------------------------------
Total:                                         91    40,650,633.08      100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                             %
                                                                      of Total
                                                         Aggregate   Aggregate
                                                            Unpaid      Unpaid
Remaining Stated Term                                    Principal   Principal
(Months)                                   Number          Balance     Balance
--------------------------------------------------------------------------------
175                                             1       438,047.70        1.08
176                                             2       841,218.73        2.07
177                                            11     5,249,663.25       12.91
178                                            49    22,775,960.89       56.03
179                                            27    10,955,742.51       26.95
180                                             1       390,000.00        0.96
--------------------------------------------------------------------------------
Total:                                         91    40,650,633.08      100.00
--------------------------------------------------------------------------------
w. average: 178.09
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------
                               Nov 5, 2003 16:43                     Page 1 of 3

                           [UBS INVESTMENT BANK LOGO]
                                   WFB-03-16
                                   G3 CA Pool
================================================================================


--------------------------------------------------------------------------------
                                                                             %
                                                                      of Total
                                                         Aggregate   Aggregate
                                                            Unpaid      Unpaid
                                                         Principal   Principal
Year of Origination                        Number          Balance     Balance
--------------------------------------------------------------------------------
2003                                           91    40,650,633.08      100.00
--------------------------------------------------------------------------------
Total:                                         91    40,650,633.08      100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                             %
                                                                      of Total
                                                         Aggregate   Aggregate
                                                            Unpaid      Unpaid
                                                         Principal   Principal
Property Type                              Number          Balance     Balance
--------------------------------------------------------------------------------
Condo - Low Rise                                6     2,591,675.34        6.38
Single-Family Dwellings                        85    38,058,957.74       93.62
--------------------------------------------------------------------------------
Total:                                         91    40,650,633.08      100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                             %
                                                                      of Total
                                                         Aggregate   Aggregate
                                                            Unpaid      Unpaid
                                                         Principal   Principal
Geographic Area                            Number          Balance     Balance
--------------------------------------------------------------------------------
California                                     91    40,650,633.08      100.00
--------------------------------------------------------------------------------
Total:                                         91    40,650,633.08      100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                             %
                                                                      of Total
                                                         Aggregate   Aggregate
Range of                                                    Unpaid      Unpaid
Original                                                 Principal   Principal
Loan-to-Value Ratios                       Number          Balance     Balance
--------------------------------------------------------------------------------
<= 50.00                                       42    18,609,878.92       45.78
50.01 - 55.00                                  11     5,276,009.67       12.98
55.01 - 60.00                                   6     3,286,453.45        8.08
60.01 - 65.00                                   6     2,696,090.20        6.63
65.01 - 70.00                                   8     3,021,483.51        7.43
70.01 - 75.00                                  10     4,235,596.70       10.42
75.01 - 80.00                                   8     3,525,120.63        8.67
--------------------------------------------------------------------------------
Total:                                         91    40,650,633.08      100.00
--------------------------------------------------------------------------------
w. average: 52.56
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                 %
                                                          of Total    Weighted
                                             Aggregate   Aggregate     Average
                                                Unpaid      Unpaid    Loan-to-
Range of                                     Principal   Principal       Value
FICO Scores                    Number          Balance     Balance       Ratio
--------------------------------------------------------------------------------
650 - 659                           3     1,366,823.90        3.36       69.34
660 - 669                           2       491,283.20        1.21       20.69
670 - 679                           7     2,931,776.66        7.21       50.00
680 - 689                           5     2,012,135.81        4.95       69.00
690 >=                             74    33,848,613.51       83.27       51.59
--------------------------------------------------------------------------------
Total:                             91    40,650,633.08      100.00       52.56
--------------------------------------------------------------------------------
w. average: 731.67
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------
                               Nov 5, 2003 16:43                     Page 2 of 3

                           [UBS INVESTMENT BANK LOGO]
                                   WFB-03-16
                                   G3 CA Pool
================================================================================


--------------------------------------------------------------------------------
                                                                             %
                                                                      of Total
                                                         Aggregate   Aggregate
                                                            Unpaid      Unpaid
Range of Original                                        Principal   Principal
Balances                                   Number          Balance     Balance
--------------------------------------------------------------------------------
<= 200,001.00                                  10     1,648,362.24        4.05
200,001.01 - 250,001.00                         3       646,829.67        1.59
250,001.01 - 300,001.00                         1       295,421.77        0.73
300,001.01 - 350,001.00                         3       983,277.23        2.42
350,001.01 - 400,001.00                        20     7,567,928.92       18.62
400,001.01 - 450,001.00                        15     6,377,742.54       15.69
450,001.01 - 500,001.00                        15     7,144,512.81       17.58
500,001.01 - 550,001.00                         6     3,062,810.22        7.53
550,001.01 - 600,001.00                         3     1,719,141.87        4.23
600,001.01 - 650,001.00                         8     5,033,795.46       12.38
700,001.01 - 750,001.00                         1       706,773.65        1.74
750,001.01 - 800,001.00                         1       784,065.59        1.93
800,001.01 - 850,001.00                         1       817,089.15        2.01
900,001.01 - 950,001.00                         1       887,977.28        2.18
950,001.01 - 1,000,001.00                       3     2,974,904.68        7.32
--------------------------------------------------------------------------------
Total:                                         91    40,650,633.08      100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                             %
                                                                      of Total
                                                         Aggregate   Aggregate
                                                            Unpaid      Unpaid
                                                         Principal   Principal
Purpose                                    Number          Balance     Balance
--------------------------------------------------------------------------------
Equity Take Out Refi                           17     6,975,945.85       17.16
Purchase                                       10     4,028,642.02        9.91
Rate & Term Refi                               64    29,646,045.21       72.93
--------------------------------------------------------------------------------
Total:                                         91    40,650,633.08      100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                             %
                                                                      of Total
                                                         Aggregate   Aggregate
                                                            Unpaid      Unpaid
                                                         Principal   Principal
Occupancy Type                             Number          Balance     Balance
--------------------------------------------------------------------------------
Primary Residence                              89    39,560,133.08       97.32
Second Home                                     2     1,090,500.00        2.68
--------------------------------------------------------------------------------
Total:                                         91    40,650,633.08      100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------
                               Nov 5, 2003 16:43                     Page 3 of 3

                           [UBS INVESTMENT BANK LOGO]
                                   WFB-03-16
                                   G3 CA Pool
================================================================================


--------------------------------------------------------------------------------
Summary
--------------------------------------------------------------------------------
Data as of Date: 2003-12-01
Agg UPB: $40,650,633.08
Low UPB: $92,673.34
High UPB: $1,000,000.00
AVG UPB: $446,710.25
Low WAC: 4.2500%
High WAC: 6.2500%
Avg WAC: 5.1477%
Low RTERM: 175
High RTERM: 180
Avg RTERM: 178
Low LTV: 13.71%
High LTV: 80.00%
Avg LTV: 52.56%
Count (LTV gt 80) No MI: 0.00%
wa (LTV gt 80) No MI: 0.00%
Avg LTV (Bal gt 600k): 45.48%
High LTV (Bal gt 600k): 74.06%
State: CA(100.0%)
Top ZIP: 5.52%
Earliest Origination: 2003-07-01
Latest Origination: 2003-10-22
Latest Maturity: 2018-11-01
Buydown Count: 0
Buydown %: 0.00%
Subsidy Count: 0
Subsidy %: 0.00%
Relocation Count: 0
Relocation %: 0.00%
Pledge Count: 0
Pledge %: 0.00%
wa FICO: 732
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                             %
                                                                      of Total
                                                         Aggregate   Aggregate
                                                            Unpaid      Unpaid
                                                         Principal   Principal
Interest Rate                              Number          Balance     Balance
--------------------------------------------------------------------------------
4.001 - 4.250                                   1       142,900.00        0.35
4.251 - 4.500                                   6     2,046,810.99        5.04
4.501 - 4.750                                  37    18,737,278.41       46.09
5.251 - 5.500                                  20     9,690,340.55       23.84
5.501 - 5.750                                  21     7,663,328.66       18.85
5.751 - 6.000                                   4     1,709,784.62        4.21
6.001 - 6.250                                   2       660,189.85        1.62
--------------------------------------------------------------------------------
Total:                                         91    40,650,633.08      100.00
--------------------------------------------------------------------------------
w. average: 5.148
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                             %
                                                                      of Total
                                                         Aggregate   Aggregate
                                                            Unpaid      Unpaid
                                                         Principal   Principal
Documentation Level                        Number          Balance     Balance
--------------------------------------------------------------------------------
Asset Only                                     25     9,568,774.76       23.54
Full                                           55    24,633,785.98       60.60
Income Only                                     5     2,881,927.49        7.09
No Doc                                          6     3,566,144.85        8.77
--------------------------------------------------------------------------------
Total:                                         91    40,650,633.08      100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                             %
                                                                      of Total
                                                         Aggregate   Aggregate
                                                            Unpaid      Unpaid
Remaining Stated Term                                    Principal   Principal
(Months)                                   Number          Balance     Balance
--------------------------------------------------------------------------------
175                                             1       438,047.70        1.08
176                                             2       841,218.73        2.07
177                                            11     5,249,663.25       12.91
178                                            49    22,775,960.89       56.03
179                                            27    10,955,742.51       26.95
180                                             1       390,000.00        0.96
--------------------------------------------------------------------------------
Total:                                         91    40,650,633.08      100.00
--------------------------------------------------------------------------------
w. average: 178.09
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------
                                Nov 5, 2003 12:04                    Page 1 of 3

                           [UBS INVESTMENT BANK LOGO]
                                   WFB-03-16
                                   G3 CA Pool
================================================================================


--------------------------------------------------------------------------------
                                                                             %
                                                                      of Total
                                                         Aggregate   Aggregate
                                                            Unpaid      Unpaid
                                                         Principal   Principal
Year of Origination                        Number          Balance     Balance
--------------------------------------------------------------------------------
2003                                           91    40,650,633.08      100.00
--------------------------------------------------------------------------------
Total:                                         91    40,650,633.08      100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                             %
                                                                      of Total
                                                         Aggregate   Aggregate
                                                            Unpaid      Unpaid
                                                         Principal   Principal
Property Type                              Number          Balance     Balance
--------------------------------------------------------------------------------
Low Rise Condo (2-4 floors)                     6     2,591,675.34        6.38
Pud                                             1       190,600.00        0.47
Single Family                                  84    37,868,357.74       93.16
--------------------------------------------------------------------------------
Total:                                         91    40,650,633.08      100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                             %
                                                                      of Total
                                                         Aggregate   Aggregate
                                                            Unpaid      Unpaid
                                                         Principal   Principal
Geographic Area                            Number          Balance     Balance
--------------------------------------------------------------------------------
California                                     91    40,650,633.08      100.00
--------------------------------------------------------------------------------
Total:                                         91    40,650,633.08      100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                             %
                                                                      of Total
                                                         Aggregate   Aggregate
Range of                                                    Unpaid      Unpaid
Original                                                 Principal   Principal
Loan-to-Value Ratios                       Number          Balance     Balance
--------------------------------------------------------------------------------
<= 50.00                                       42    18,609,878.92       45.78
50.01 - 55.00                                  11     5,276,009.67       12.98
55.01 - 60.00                                   6     3,286,453.45        8.08
60.01 - 65.00                                   6     2,696,090.20        6.63
65.01 - 70.00                                   8     3,021,483.51        7.43
70.01 - 75.00                                  10     4,235,596.70       10.42
75.01 - 80.00                                   8     3,525,120.63        8.67
--------------------------------------------------------------------------------
Total:                                         91    40,650,633.08      100.00
--------------------------------------------------------------------------------
w. average: 52.56
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                 %
                                                          of Total    Weighted
                                             Aggregate   Aggregate     Average
                                                Unpaid      Unpaid    Loan-to-
Range of                                     Principal   Principal       Value
FICO Scores                    Number          Balance     Balance       Ratio
--------------------------------------------------------------------------------
650 - 659                           3     1,366,823.90        3.36       69.34
660 - 669                           2       491,283.20        1.21       20.69
670 - 679                           7     2,931,776.66        7.21       50.00
680 - 689                           5     2,012,135.81        4.95       69.00
690 >=                             74    33,848,613.51       83.27       51.59
--------------------------------------------------------------------------------
Total:                             91    40,650,633.08      100.00       52.56
--------------------------------------------------------------------------------
w. average: 731.67
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------
                                Nov 5, 2003 12:04                    Page 2 of 3

                           [UBS INVESTMENT BANK LOGO]
                                   WFB-03-16
                                   G3 CA Pool
================================================================================


--------------------------------------------------------------------------------
                                                                             %
                                                                      of Total
                                                         Aggregate   Aggregate
                                                            Unpaid      Unpaid
Range of Original                                        Principal   Principal
Principal Balances                         Number          Balance     Balance
--------------------------------------------------------------------------------
<= 200,001.00                                  10     1,648,362.24        4.05
200,001.01 - 250,001.00                         3       646,829.67        1.59
250,001.01 - 300,001.00                         1       295,421.77        0.73
300,001.01 - 350,001.00                         3       983,277.23        2.42
350,001.01 - 400,001.00                        20     7,567,928.92       18.62
400,001.01 - 450,001.00                        15     6,377,742.54       15.69
450,001.01 - 500,001.00                        15     7,144,512.81       17.58
500,001.01 - 550,001.00                         6     3,062,810.22        7.53
550,001.01 - 600,001.00                         3     1,719,141.87        4.23
600,001.01 - 650,001.00                         8     5,033,795.46       12.38
700,001.01 - 750,001.00                         1       706,773.65        1.74
750,001.01 - 800,001.00                         1       784,065.59        1.93
800,001.01 - 850,001.00                         1       817,089.15        2.01
900,001.01 - 950,001.00                         1       887,977.28        2.18
950,001.01 - 1,000,001.00                       3     2,974,904.68        7.32
--------------------------------------------------------------------------------
Total:                                         91    40,650,633.08      100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                             %
                                                                      of Total
                                                         Aggregate   Aggregate
                                                            Unpaid      Unpaid
                                                         Principal   Principal
Purpose                                    Number          Balance     Balance
--------------------------------------------------------------------------------
Equity Take Out Refi                           17     6,975,945.85       17.16
Purchase                                       10     4,028,642.02        9.91
Rate & Term Refi                               64    29,646,045.21       72.93
--------------------------------------------------------------------------------
Total:                                         91    40,650,633.08      100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                             %
                                                                      of Total
                                                         Aggregate   Aggregate
                                                            Unpaid      Unpaid
                                                         Principal   Principal
Occupancy Type                             Number          Balance     Balance
--------------------------------------------------------------------------------
Owner Occupied                                 89    39,560,133.08       97.32
Second Home                                     2     1,090,500.00        2.68
--------------------------------------------------------------------------------
Total:                                         91    40,650,633.08      100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------
                               Nov 5, 2003 12:04                     Page 3 of 3

                           [UBS INVESTMENT BANK LOGO]
                                   WFB-03-16
                                   G3 CA Pool
================================================================================


--------------------------------------------------------------------------------
Summary
--------------------------------------------------------------------------------
Data as of Date: 2003-11-01
Agg UPB: $40,650,633.08
Low UPB: $92,673.34
High UPB: $1,000,000.00
AVG UPB: $446,710.25
Low WAC: 4.2500%
High WAC: 6.2500%
Avg WAC: 5.1477%
Low RTERM: 176
High RTERM: 180
Avg RTERM: 179
Low LTV: 13.71%
High LTV: 80.00%
Avg LTV: 52.56%
Count (LTV gt 80) No MI: 0.00%
wa (LTV gt 80) No MI: 0.00%
Avg LTV (Bal gt 600k): 45.48%
High LTV (Bal gt 600k): 74.06%
State: CA(100.0%)
Top ZIP: 5.52%
Earliest Origination Month: 200307
Latest Origination Month: 200310
Latest Maturity Month: 201811
Buydown Count: 0
Buydown %: 0.00%
Subsidy Count: 0
Subsidy %: 0.00%
Relocation Count: 0
Relocation %: 0.00%
Pledge Count: 0
Pledge %: 0.00%
wa FICO: 732
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                             %
                                                                      of Total
                                                         Aggregate   Aggregate
                                                            Unpaid      Unpaid
                                                         Principal   Principal
Interest Rate                              Number          Balance     Balance
--------------------------------------------------------------------------------
4.001 - 4.250                                   1       142,900.00        0.35
4.251 - 4.500                                   6     2,046,810.99        5.04
4.501 - 4.750                                  37    18,737,278.41       46.09
5.251 - 5.500                                  20     9,690,340.55       23.84
5.501 - 5.750                                  21     7,663,328.66       18.85
5.751 - 6.000                                   4     1,709,784.62        4.21
6.001 - 6.250                                   2       660,189.85        1.62
--------------------------------------------------------------------------------
Total:                                         91    40,650,633.08      100.00
--------------------------------------------------------------------------------
w. average: 5.148
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                             %
                                                                      of Total
                                                         Aggregate   Aggregate
                                                            Unpaid      Unpaid
                                                         Principal   Principal
Documentation Level                        Number          Balance     Balance
--------------------------------------------------------------------------------
Asset Verification                             25     9,568,774.76       23.54
Full Documentation                             55    24,633,785.98       60.60
Income Verification                             5     2,881,927.49        7.09
Preferred Processing                            6     3,566,144.85        8.77
--------------------------------------------------------------------------------
Total:                                         91    40,650,633.08      100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                             %
                                                                      of Total
                                                         Aggregate   Aggregate
                                                            Unpaid      Unpaid
Remaining Stated Term                                    Principal   Principal
(Months)                                   Number          Balance     Balance
--------------------------------------------------------------------------------
176                                             1       438,047.70        1.08
177                                             6     3,593,026.34        8.84
178                                            44    19,683,031.66       48.42
179                                            19     8,237,277.38       20.26
180                                            21     8,699,250.00       21.40
--------------------------------------------------------------------------------
Total:                                         91    40,650,633.08      100.00
--------------------------------------------------------------------------------
w. average: 178.52


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------
                               Nov 6, 2003 11:20                     Page 1 of 3

                           [UBS INVESTMENT BANK LOGO]
                                   WFB-03-16
                                   G3 CA Pool
================================================================================


--------------------------------------------------------------------------------
                                                                             %
                                                                      of Total
                                                         Aggregate   Aggregate
                                                            Unpaid      Unpaid
                                                         Principal   Principal
Year of Origination                        Number          Balance     Balance
--------------------------------------------------------------------------------
2003                                           91    40,650,633.08      100.00
--------------------------------------------------------------------------------
Total:                                         91    40,650,633.08      100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                             %
                                                                      of Total
                                                         Aggregate   Aggregate
                                                            Unpaid      Unpaid
                                                         Principal   Principal
Property Type                              Number          Balance     Balance
--------------------------------------------------------------------------------
Condo - Low Rise                                6     2,591,675.34        6.38
Single-Family Dwellings                        85    38,058,957.74       93.62
--------------------------------------------------------------------------------
Total:                                         91    40,650,633.08      100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                             %
                                                                      of Total
                                                         Aggregate   Aggregate
                                                            Unpaid      Unpaid
                                                         Principal   Principal
Geographic Area                            Number          Balance     Balance
--------------------------------------------------------------------------------
California                                     91    40,650,633.08      100.00
--------------------------------------------------------------------------------
Total:                                         91    40,650,633.08      100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                             %
                                                                      of Total
                                                         Aggregate   Aggregate
Range of                                                    Unpaid      Unpaid
Original                                                 Principal   Principal
Loan-to-Value Ratios                       Number          Balance     Balance
--------------------------------------------------------------------------------
<= 50.00                                       42    18,609,878.92       45.78
50.01 - 55.00                                  11     5,276,009.67       12.98
55.01 - 60.00                                   6     3,286,453.45        8.08
60.01 - 65.00                                   6     2,696,090.20        6.63
65.01 - 70.00                                   8     3,021,483.51        7.43
70.01 - 75.00                                  10     4,235,596.70       10.42
75.01 - 80.00                                   8     3,525,120.63        8.67
--------------------------------------------------------------------------------
Total:                                         91    40,650,633.08      100.00
--------------------------------------------------------------------------------
w. average: 52.56
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                 %
                                                          of Total    Weighted
                                             Aggregate   Aggregate     Average
                                                Unpaid      Unpaid    Loan-to-
Range of                                     Principal   Principal       Value
FICO Scores                    Number          Balance     Balance       Ratio
--------------------------------------------------------------------------------
650 - 659                           3     1,366,823.90        3.36       69.34
660 - 669                           2       491,283.20        1.21       20.69
670 - 679                           7     2,931,776.66        7.21       50.00
680 - 689                           5     2,012,135.81        4.95       69.00
690 >=                             74    33,848,613.51       83.27       51.59
--------------------------------------------------------------------------------
Total:                             91    40,650,633.08      100.00       52.56
--------------------------------------------------------------------------------
w. average: 731.67
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------
                                Nov 6, 2003 11:20                    Page 2 of 3

                           [UBS INVESTMENT BANK LOGO]
                                   WFB-03-16
                                   G3 CA Pool
================================================================================


--------------------------------------------------------------------------------
                                                                             %
                                                                      of Total
                                                         Aggregate   Aggregate
                                                            Unpaid      Unpaid
Range of Original                                        Principal   Principal
Principal Balances                         Number          Balance     Balance
--------------------------------------------------------------------------------
<= 200,001.00                                  10     1,648,362.24        4.05
200,001.01 - 250,001.00                         3       646,829.67        1.59
250,001.01 - 300,001.00                         1       295,421.77        0.73
300,001.01 - 350,001.00                         3       983,277.23        2.42
350,001.01 - 400,001.00                        20     7,567,928.92       18.62
400,001.01 - 450,001.00                        15     6,377,742.54       15.69
450,001.01 - 500,001.00                        15     7,144,512.81       17.58
500,001.01 - 550,001.00                         6     3,062,810.22        7.53
550,001.01 - 600,001.00                         3     1,719,141.87        4.23
600,001.01 - 650,001.00                         8     5,033,795.46       12.38
700,001.01 - 750,001.00                         1       706,773.65        1.74
750,001.01 - 800,001.00                         1       784,065.59        1.93
800,001.01 - 850,001.00                         1       817,089.15        2.01
900,001.01 - 950,001.00                         1       887,977.28        2.18
950,001.01 - 1,000,001.00                       3     2,974,904.68        7.32
--------------------------------------------------------------------------------
Total:                                         91    40,650,633.08      100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                             %
                                                                      of Total
                                                         Aggregate   Aggregate
                                                            Unpaid      Unpaid
                                                         Principal   Principal
Purpose                                    Number          Balance     Balance
--------------------------------------------------------------------------------
Equity Take Out Refi                           17     6,975,945.85       17.16
Purchase                                       10     4,028,642.02        9.91
Rate & Term Refi                               64    29,646,045.21       72.93
--------------------------------------------------------------------------------
Total:                                         91    40,650,633.08      100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                             %
                                                                      of Total
                                                         Aggregate   Aggregate
                                                            Unpaid      Unpaid
                                                         Principal   Principal
Occupancy Type                             Number          Balance     Balance
--------------------------------------------------------------------------------
Primary Residence                              89    39,560,133.08       97.32
Second Home                                     2     1,090,500.00        2.68
--------------------------------------------------------------------------------
Total:                                         91    40,650,633.08      100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------
                                Nov 6, 2003 11:20                    Page 3 of 3